MUNIVEST
                                                                FUND II, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                             MUNIVEST FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock share-holders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                        MuniVest Fund II, Inc., October 31, 1998

DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Stock of MuniVest Fund II, Inc. earned $0.836 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $14.85. Over the same period, the total investment return on the Fund's Common Stock was +7.96%, based on a change in per share net asset value from $14.59 to $14.85, and assuming reinvestment of $0.839 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was 6.10%, based on a change in per share net asset value from $14.41 to $14.85, and assuming reinvestment of $0.413 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.27%; Series B, 3.21%; and Series C, 3.41%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six-month period ended October 31, 1998, we maintained our constructive investment strategy toward the municipal bond market that we adopted at the beginning of the period. We continued to believe that the combination of negligible inflation and a slowing domestic economy should result in a low interest rate environment. We expect that this environment is likely to continue well into 1999. Consequently, we anticipate little change to the Fund's existing structure and composition. Furthermore, we intend to maintain a fully invested position in order to seek to enhance the Fund's dividend income.

Throughout the six months ended October 31, 1998, short-term tax-exempt bond interest rates traded in a relatively narrow range centered around 3.50%. Recent Federal Reserve Board actions to lower short-term taxable interest rates in September, October, and again in November have begun to be reflected in the tax-exempt market as well. Interest rates paid to the Fund's Preferred Stock shareholders have declined in recent weeks, which resulted in higher dividends to the Fund's Common Stock shareholders. We anticipate that this situation is likely to continue in the coming months, particularly if the Federal Reserve Board lowers taxable short-term interest rates further. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we will closely monitor two areas of the Fund's current portfolio composition. First, despite an already existing high-credit quality structure (over 60% of the Fund is rated AA or higher by at least one of the major rating agencies), we will continue to emphasize higher-rated issues. The yield spread between higher-quality and lower-rated tax-exempt issues has remained historically narrow, and we can continue to purchase better quality issues with little yield sacrifice. Also, while none of our current holdings can be called within two years, we will continue to manage the Fund's callable securities in order to seek to limit the impact that the loss of higher nominal coupon-bearing issues would have on the Fund's income stream. We purchased higher-coupon issues at interest rate levels that are significantly higher than presently available. Since interest levels have declined, the market value of these securities has increased dramatically. As these issues approach their earliest call dates, we will monitor opportunities to sell these bonds, capturing the existing market appreciation. As a result, the proceeds from these sales will provide the opportunity to purchase additional securities with greater call protection and pose little disruption to the Fund's existing dividend income stream.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

December 10, 1998


                                     2 & 3

                                        MuniVest Fund II, Inc., October 31, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniVest Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares Voted     Shares Withheld
                                                                                                        For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Cynthia A. Montgomery                                19,366,669           326,580
                                                Charles C. Reilly                                    19,342,990           350,259
                                                Kevin A. Ryan                                        19,364,590           328,659
                                                Arthur Zeikel                                        19,334,884           358,405
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted      Shares Voted        Shares Voted
                                                                                      For             Against             Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           19,311,408           137,298           244,543
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniVest Fund II, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares Voted     Shares Withheld
                                                                                                         For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors as follows:
   Series A:
     Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan
     and Arthur Zeikel                                                                                  1,771              5
     Richard R. West                                                                                    1,772              4
   Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan,
   Richard R. West and Arthur Zeikel as follows:
     Series B                                                                                           1,740              0
     Series C                                                                                           1,590              0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted      Shares Voted        Shares Voted
                                                                                      For             Against             Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                Series A                             1,777               0                   0
                                                Series B                             1,740               0                   0
                                                Series C                             1,553               0                  36
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in Thousands)

                    S&P      Moody's       Face                                                                              Value
STATE             Ratings    Ratings      Amount      Issue                                                                (Note 1a)
====================================================================================================================================
Alabama--1.8%       AAA        Aaa       $ 7,250      Jefferson County, Alabama, Sewer Revenue Bonds, RITR,
                                                      Series 7, 7.02% due 2/01/2027 (c)(e)                                  $  7,642
====================================================================================================================================
Arizona--1.2%       A1+        P1          1,100      Coconino County, Arizona, PCR (Arizona Public Service
                                                      Corporation--Navajo Project), VRDN, AMT, Series A, 3.75%
                                                      due 10/01/2029 (a)                                                       1,100
                    A1+        P1          1,000      Maricopa County, Arizona, PCR, Refunding (Arizona Public
                                                      Service Company), VRDN, Series E, 3.70% due 5/01/2029 (a)                1,000
                    AAA        Aaa         2,315      Maricopa County, Arizona, School District No. 3, Refunding
                                                      and Improvement Bonds (Tempe Elementary School), UT, 7.50%
                                                      due 7/01/2010 (c)                                                        2,982
====================================================================================================================================
Arkansas--0.7%      AAA        NR*         2,815      Arkansas State Development Finance Authority, S/F Mortgage
                                                      Revenue Bonds (Mortgage-Backed Securities Program), Series C,
                                                      5.20% due 7/01/2017                                                      2,867
                    NR*        P1            200      Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project),
                                                      VRDN, 3% due 10/01/2007 (a)                                                200
====================================================================================================================================
California--1.0%    AA         Aaa         3,825      California State Department of Water Resources,
                                                      Water Systems Revenue Bonds
                                                      (Central Valley Project), Series P, 6.50% due 6/01/2006 (i)              4,507
====================================================================================================================================
Colorado--2.1%      NR*        Aa2         1,665      Colorado HFA, S/F Program, AMT, Senior Series F, 8.625%
                                                      due 6/01/2025 (h)                                                        1,820
                    BBB        Baa1        5,940      Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                      Series C, 6.75% due 11/15/2022                                           6,500
                    A1+        VMIG1+      1,000      Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                      VRDN, 3.75% due 5/01/2013 (a)(b)                                         1,000
====================================================================================================================================
Delaware--0.6%      AAA        Aaa         2,250      Delaware Transportation Authority, Transportation System
                                                      Revenue Bonds, Senior Series, 7% due 7/01/2004 (c)(i)                    2,638
====================================================================================================================================
Florida--0.9%       BBB        Baa1        3,655      Escambia County, Florida, PCR (Champion International
                                                      Corp. Project), AMT, 6.90% due 8/01/2022                                 4,015
====================================================================================================================================
Georgia--5.0%                                         Georgia Municipal Electric Authority, Power Revenue Bonds:
                    A          A           1,250        Series X, 6.50% due 1/01/2020                                          1,466
                    A+         A3          11,035       Series Y, 6.50% due 1/01/2017                                         12,967
                    A          A3          6,000        UT, Series W, 6.60% due 1/01/2018                                      7,125
====================================================================================================================================
Hawaii--0.5%        A          A2          2,000      Hawaii State Department of Budget and Finance, Special Purpose
                                                      Revenue Bonds (Kapi'Olani Health Obligation), 6.25% due 7/01/2021        2,181
====================================================================================================================================
Idaho--0.6%         NR*        Aaa         2,360      Idaho Housing Agency, S/F Mortgage, AMT,
                                                      Series E-2, 6.90% due 1/01/2027                                          2,538
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes


                                     4 & 5

                                        MuniVest Fund II, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's       Face                                                                              Value
STATE             Ratings    Ratings      Amount      Issue                                                                (Note 1a)
====================================================================================================================================
Illinois--13.3%     AA-        Aa3       $ 6,925      Chicago, Illinois, Gas Supply Revenue Bonds (People's
                                                      Gas and Light), Series A, 6.875% due 3/01/2015                        $  7,591
                    AAA        Aaa         3,000      Chicago, Illinois, Sales Tax Revenue Bonds, RITR,
                                                      Series 24, 7.02% due 1/01/2027 (c)(e)                                    3,159
                    AAA        Aaa        10,000      Cook County, Illinois, Refunding, UT,
                                                      Series B, 5.375% due 11/15/2018 (d)                                     10,196
                                                      Illinois, HDA, M/F Housing Program:
                    A+         A1          6,900        Refunding, Series A, 7.375% due 7/01/2017                              7,553
                    A+         A1          6,500        Series 5, 6.75% due 9/01/2023                                          7,049
                    A+         Aa1         2,550      Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                                      Series C-1, 6.874% due 2/01/2018                                         2,716
                    NR*        Baa1        3,235      Illinois Health Facilities Authority Revenue Bonds
                                                      (Holy Cross Hospital Project), 6.75% due 3/01/2024                       3,539
                                                      Illinois Regional Transportation Authority:
                    AAA        Aaa         1,500        Series A, 7.20% due 11/01/2020 (b)                                     1,954
                    AAA        Aaa         7,000        Series A, 6.70% due 11/01/2021 (c)                                     8,660
                    AAA        Aaa         2,500        UT, Series C, 7.75% due 6/01/2020 (c)                                  3,430
                    AAA        Aaa         1,000        UT, Series C, 7.10% due 6/01/2025 (c)                                  1,153
====================================================================================================================================
Indiana--11.4%                                        Indiana Bond Bank Revenue Bonds (Guarantee--State Revolving
                                                      Fund Program), Series A:
                    AAA        NR*         2,750        6.875% due 2/01/2012                                                   3,172
                    AAA        NR*         5,750        6.75% due 2/01/2017                                                    6,542
                    AA         Aa3         2,500      Indiana Health Facilities Financing Authority, Hospital
                                                      Revenue Refunding Bonds (Clarian Health Partners Inc.),
                                                      Series A, 6% due 2/15/2021                                               2,712
                    NR*        Aaa         5,545      Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                      Series A, 6.80% due 1/01/2017                                            5,880
                                                      Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                      Series A:
                    AA-        Aa2         2,000        7.25% due 6/01/2015                                                    2,542
                    AA-        Aa2         3,775        6.80% due 12/01/2016                                                   4,630
                                                      Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                      Refunding, Series D:
                    AA         NR*         8,750        6.75% due 2/01/2014                                                   10,565
                    AA         NR*        11,800        6.75% due 2/01/2020                                                   13,060
====================================================================================================================================
Louisiana--2.9%     NR*        A3          2,000      Lake Charles, Louisiana, Harbor and Terminal District,
                                                      Port Facilities Revenue Refunding Bonds
                                                      (Trunkline Long Co. Project), 7.75% due 8/15/2022                        2,302
                    B+         NR*        10,000      Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                      Grain Company Project), 6.50% due 1/01/2017                             10,265
====================================================================================================================================
Maine--1.5%         AA         Aa2         6,085      Maine State Housing Authority, Mortgage Purchase, AMT,
                                                      Series C-2, 6.875% due 11/15/2023                                        6,543
====================================================================================================================================
Maryland--0.8%      A-         NR*         2,000      Maryland State Energy Financing Administration, Solid Waste
                                                      Disposal, Limited Obligation Revenue Bonds (Wheelabrator
                                                      Water Project), AMT, 6.45% due 12/01/2016                                2,204
                    AAA        Aaa         1,000      Maryland State Health and Higher Educational Facilities
                                                      Authority Revenue Bonds (University of Maryland Medical Systems),
                                                      Series B, 7% due 7/01/2022 (c)                                           1,284
====================================================================================================================================
Massachusetts--     AAA        Aaa         5,000      Boston, Massachusetts, Water and Sewer Commission General
3.2%                                                  Revenue Bonds, Senior Series C, 5.20% due 11/01/2021 (c)                 5,063
                    AA-        Aa3         1,000      Massachusetts State Revenue Refunding Bonds (College Building
                                                      Authority Project), Series A, 7.50% due 5/01/2011                        1,293
                    A          A1          6,000      Massachusetts State Water Resource Authority,
                                                      Series A, 6.50% due 7/15/2019                                            7,215
====================================================================================================================================
Michigan--7.0%      AA-        NR*         2,450      Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                      Series A, 6.65% due 4/01/2023                                            2,633
                                                      Michigan State, HDA, S/F Mortgage Revenue Bonds:
                    AA+        NR*         4,715        Refunding, AMT, Series D, 6.85% due 6/01/2026                          5,017
                    AA+        NR*         3,635        Series A, 6.875% due 6/01/2023                                         3,838
                    A-         A3          3,500      Michigan State Hospital Finance Authority, Revenue Refunding
                                                      Bonds (Detroit Medical Center Obligated Group),
                                                      Series A, 6.50% due 8/15/2018                                            3,828
                                                      Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
                    AA-        Aa3         2,320        Refunding (Beaumont Properties, Inc.),
                                                        Series E, 6.625% due 1/01/2019                                         2,520
                    A1+        VMIG1+      1,000        (William Beaumont Hospital), VRDN,
                                                        Series J, 3.70% due 1/01/2003 (a)                                      1,000
                    AAA        Aaa        10,630      Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                                      Metropolitan--Wayne County), Series A, 5.375% due 12/01/2017 (d)        10,968
====================================================================================================================================
Minnesota--1.5%                                       Minnesota State, HFA, S/F Mortgage, AMT:
                    AA         Aa2         2,495        Series L, 6.70% due 7/01/2020                                          2,667
                    AA         Aa2         3,675        Series M, 6.70% due 7/01/2026                                          3,928
====================================================================================================================================
Nebraska--0.6%      AAA        Aaa         2,200      Lancaster County, Nebraska, Hospital Authority No. 1, Hospital
                                                      Revenue Bonds (Bryan Memorial
                                                      Hospital Project), 6.70% due 6/01/2022 (d)(j)                            2,501
====================================================================================================================================
Nevada--1.8%        AAA        Aaa         2,500      Clark County, Nevada, School District, 6.75% due 12/15/2004 (c)(i)       2,901
                    AAA        Aaa         1,415      Nevada Housing Division, S/F Program, AMT, Series E, 7% due 10/01/2019   1,531
                    AAA        Aaa         2,500      Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                      Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)                        2,753
                    A1+        P1            600      Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                      Pacific Power Co. Project), VRDN, AMT, 3.85% due 12/01/2020 (a)            600
====================================================================================================================================
New Jersey--1.1%    AAA        Aaa         4,435      New Jersey State Housing and Mortgage Finance Agency Revenue
                                                      Bonds (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (d)              4,846
====================================================================================================================================
New York--12.2%     AAA        Aaa         2,500      Long Island Power Authority, New York, Electric System, General
                                                      Revenue Bonds, Series A, 5.50% due 12/01/2029 (d)                        2,619
                    AAA        Aaa         2,000      Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                                                      Series A, 5.25% due 4/01/2026 (d)                                        2,043
                    AAA        Aaa         5,000      Metropolitan Transportation Authority, New York, Transportation
                                                      Facilities Revenue Bonds, Series B, 4.75% due 7/01/2026 (c)              4,792
                                                      New York City, New York, GO, UT:
                    A-         A3          2,500        Refunding, Series C, 5.875% due 2/01/2016                              2,686
                    A-         Aaa         4,000        Series B, Sub-Series B-1, 7.25% due 8/15/2004 (i)                      4,718
                                                      New York City, New York, Municipal Water Finance Authority, Water and
                                                      Sewer System Revenue Bonds:
                    AAA        Aaa         6,250        RITR, Series 10, 7.02% due 6/15/2026 (e)                               6,627
                    AAA        Aaa         2,500        Series A, 5.125% due 6/15/2021 (k)                                     2,505
                    AAA        Aaa         5,000        Series A, 4.75% due 6/15/2031 (c)                                      4,761
                    AAA        Aaa         2,250        Series B, 5.50% due 6/15/2027 (d)                                      2,375
                    A          A1          5,000        Series B, 5.25% due 6/15/2029                                          5,068
                    AAA        Aaa         1,550      New York State Dormitory Authority Revenue Bonds (Mental Health
                                                      Services Facilities Improvement), Series G, 4.50% due 8/15/2018 (b)      1,464
                    A-         A3          9,200      New York State Dormitory Authority Revenue Bonds (State University
                                                      Educational Facilities), Series B, 4.75% due 5/15/2028                   8,698
                    AAA        Aaa         4,000      New York State Energy Research and Development Authority, Gas
                                                      Facilities Revenue Bonds, RITR, Series 9, 7.27% due 1/01/2021 (d)(e)     4,429
====================================================================================================================================


                                     6 & 7

                                        MuniVest Fund II, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P      Moody's       Face                                                                              Value
STATE             Ratings    Ratings      Amount      Issue                                                                (Note 1a)
====================================================================================================================================
North Carolina--    AA         Aa3       $ 1,750      North Carolina Medical Care Commission, Health Care Facilities
4.0%                                                  Revenue Bonds (Duke University
                                                      Health System), Series B, 4.75% due 6/01/2021                         $  1,662
                                                      North Carolina Medical Care Commission, Hospital Revenue Bonds
                                                      (Pitt County Memorial Hospital):
                    AA-        Aa3        14,300        Series A, 4.75% due 12/01/2028                                        13,367
                    AA-        Aa3         2,500        Series B, 4.75% due 12/01/2028                                         2,337
====================================================================================================================================
Oregon--1.0%        AAA        Aaa         4,020      Washington County, Oregon, Unified Sewer Agency, Sewer Revenue
                                                      Refunding Bonds, Sub-Lien, Series One, 5.50% due 10/01/2005 (c)          4,396
====================================================================================================================================
Pennsylvania--0.3%  AA+        Aa          1,250      Pennsylvania HFA, S/F Mortgage, AMT, Series 43, 7.40% due 10/01/2014     1,363
====================================================================================================================================
South Carolina--    A-         A2          3,000      Richland County, South Carolina, Solid Waste Disposal Facilities
1.0%                                                  Revenue Bonds (Union Camp
                                                      Corp. Project), AMT, Series B, 7.125% due 9/01/2021                      3,271
                    NR*        Aa2           945      South Carolina State Housing Finance and Development Authority,
                                                      Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027 (h)           1,018
====================================================================================================================================
Texas--6.8%                                           Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A (d):
                    AAA        Aaa         2,290        4.62%** due 5/15/2013                                                  1,142
                    AAA        Aaa         5,000        4.25% due 5/15/2028                                                    4,417
                    AA-        Aa3         2,500      Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste
                                                      Disposal Facility Revenue
                                                      Bonds (du Pont (E.I.) de Nemours and Co. Project),
                                                      AMT, 6.40% due 4/01/2026                                                 2,762
                                                      Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Bonds:
                    NR*        A3          1,500        (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004 (i)  1,716
                    NR*        A3          1,500        (Memorial Hospital Systems Project), Series A, 6.625% due
                                                        6/01/2004 (i)                                                          1,718
                    AA         Aa3         5,000        RITR, Series 6, 7.695% due 12/01/2027 (e)                              5,741
                    AAA        Aa3         2,500        (Saint Luke's Episcopal Hospital Project),
                                                        Series A, 6.625% due 2/15/2012 (j)                                     2,702
                    AAA        Aaa         6,000      Houston, Texas, Water and Sewer System Revenue Bonds, RITR,
                                                      Series 5, 7.02% due 12/01/2027 (c)(e)                                    6,293
                    A+         A2          2,500      Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                                      (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026               2,793
====================================================================================================================================
Virginia--2.6%      A-         A1          3,115      Isle Wright County, Virginia, IDA, Solid Waste Disposal Facilities
                                                      Revenue Bonds (Union Camp Corp. Project), AMT, 6.55% due 4/01/2024       3,407
                    BBB-       Baa3        5,000      Pocahontas Parkway Association, Virginia, Connector Toll Road
                                                      Revenue Bonds (Route 895), Senior Series A, 5.50% due 8/15/2028          5,004
                    AA+        NR*         2,500      Virginia State, HDA (Commonwealth Mortgage), AMT,
                                                      Series G, Sub-Series G-2, 6.65% due 1/01/2019                            2,666
====================================================================================================================================
Washington--5.2%    AAA        Aaa         5,000      Washington State, GO, Series C, 5% due 1/01/2022 (c)                     4,932
                    AAA        NR*         2,395      Washington State Housing Finance Commission, S/F Mortgage Revenue
                                                      Refunding Bonds, Series D, 6.95% due 7/01/2017 (f)(g)                    2,510
                                                      Washington State Public Power Supply System, Revenue Refunding
                                                      Bonds, Series B:
                    AA-        Aa1         4,950        (Nuclear Project No. 1), Series B, 7.25% due 7/01/2009                 5,957
                    AA-        Aa1         5,000        (Nuclear Project No. 1), Series B, 7.125% due 7/01/2016                6,270
                    AAA        Aaa         1,900        (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                      2,388
====================================================================================================================================
Wisconsin--1.0%     AA         Aa3         2,170      Wisconsin Housing and EDA, Home Ownership Revenue Bonds, AMT,
                                                      Series D, 6.65% due 7/01/2025                                            2,316
                    NR*        A3          2,000      Wisconsin State Health and Educational Facilities Authority,
                                                      Revenue Refunding Bonds (Saint Claire Hospital Project),
                                                      7% due 2/15/2011                                                         2,168
====================================================================================================================================
Wyoming--2.7%       BBB-       Baa2        5,000      Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                      (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                  5,484
                                                      Wyoming Community Development Authority, S/F Mortgage:
                    AA         Aa2         1,500        AMT, Series H, 7.10% due 6/01/2012                                     1,616
                    AA         Aa2         4,050        Series B, 6.70% due 6/01/2017                                          4,328
====================================================================================================================================
                    Total Investments (Cost--$386,044)--96.3%                                                                414,880

                    Other Assets Less Liabilities--3.7%                                                                       15,741
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $430,621
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(f)   FNMA Collateralized.
(g)   GNMA Collateralized.
(h)   FHA Insured.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   FSA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................   38.2%
AA/Aa.................................................................   29.1
A/A...................................................................   19.8
BBB/Baa...............................................................    5.7
BB/Ba.................................................................    2.4
Other+................................................................    1.1
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                     8 & 9

                                        MuniVest Fund II, Inc., October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of October 31, 1998
====================================================================================================================================
Assets:             Investments, at value (identified cost--$386,044,350)
                    (Note 1a)...............................................................                           $414,879,860
                    Cash....................................................................                                     59
                    Receivables:
                      Securities sold.......................................................    $ 16,040,959
                      Interest..............................................................       7,401,935             23,442,894
                                                                                                ------------
                    Prepaid expenses and other assets.......................................                                 20,308
                                                                                                                       ------------
                    Total assets............................................................                            438,343,121
                                                                                                                       ------------
====================================================================================================================================
Liabilities:        Payables:
                      Securities purchased..................................................       7,149,261
                      Dividends to shareholders (Note 1f)...................................         283,910
                      Investment adviser (Note 2)...........................................         190,114              7,623,285
                                                                                                ------------
                    Accrued expenses and other liabilities..................................                                 99,086
                                                                                                                       ------------
                    Total liabilities.......................................................                              7,722,371
                                                                                                                       ------------
====================================================================================================================================
Net Assets:         Net assets..............................................................                           $430,620,750
                                                                                                                       ============
====================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,400 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference).....................................                           $135,000,000
                      Common Stock, par value $.10 per share (19,907,055 shares issued and
                      outstanding) .........................................................     $ 1,990,705
                    Paid-in capital in excess of par........................................     277,543,484
                    Undistributed investment income--net....................................       2,883,079
                    Accumulated realized capital losses on investments--net (Note 5)........     (15,632,028)
                    Unrealized appreciation on investments--net.............................      28,835,510
                                                                                                ------------
                    Total--Equivalent to $14.85 net asset value per share of Common Stock
                    (market price--$14.4375) ...............................................                             295,620,750
                                                                                                                       ------------
                    Total capital...........................................................                           $430,620,750
                                                                                                                       ============
====================================================================================================================================
                  * Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 1998
====================================================================================================================================
Investment          Interest and amortization of premium and discount earned................                           $ 24,456,021
Income (Note 1d):
====================================================================================================================================
Expenses:           Investment advisory fees (Note 2).......................................    $ 2,138,149
                    Commission fees (Note 4)................................................        341,604
                    Professional fees.......................................................         79,238
                    Accounting services (Note 2)............................................         74,207
                    Transfer agent fees.....................................................         44,886
                    Custodian fees..........................................................         32,786
                    Printing and shareholder reports........................................         28,982
                    Directors' fees and expenses............................................         28,114
                    Listing fees............................................................         20,217
                    Pricing fees............................................................         13,874
                    Amortization of organization expenses (Note 1e).........................          3,338
                    Other...................................................................         33,598
                                                                                                ------------
                    Total expenses..........................................................                              2,838,993
                                                                                                                       ------------
                    Investment income--net..................................................                             21,617,028
                                                                                                                       ------------
====================================================================================================================================
Realized &          Realized gain on investments--net.......................................                              9,035,426
Unrealized Gain
(Loss) on           Change in unrealized appreciation on investments--net...................                             (3,923,226)
Investments--Net                                                                                                       ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations....................                           $ 26,729,228
                                                                                                                       ============
====================================================================================================================================
                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended October 31,
                                                                                                -----------------------------------
                    Increase (Decrease) in Net Assets:                                              1998                    1997
====================================================================================================================================
Operations:         Investment income--net..................................................    $ 21,617,028           $ 22,313,979
                    Realized gain on investments--net.......................................       9,035,426                633,564
                    Change in unrealized appreciation on investments--net...................      (3,923,226)             8,520,482
                                                                                                ------------           ------------
                    Net increase in net assets resulting from operations....................      26,729,228             31,468,025
                                                                                                ------------           ------------
====================================================================================================================================
Dividends to        Investment income--net:
Shareholders          Common Stock .........................................................     (16,701,482)           (17,439,516)
(Note 1f):            Preferred Stock ......................................................      (4,752,270)            (4,718,754)
                                                                                                ------------           ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders............................................................     (21,453,752)           (22,158,270)
                                                                                                ------------           ------------
====================================================================================================================================
Net Assets:         Total increase in net assets............................................       5,275,476              9,309,755
                    Beginning of year.......................................................     425,345,274            416,035,519
                                                                                                ------------           ------------
                    End of year*............................................................    $430,620,750           $425,345,274
                                                                                                ============           ============
====================================================================================================================================
                   *Undistributed investment income--net....................................    $  2,883,079           $  2,719,803
                                                                                                ============           ============
====================================================================================================================================

                    See Notes to Financial Statements.


                                    10 & 11

                                        MuniVest Fund II, Inc., October 31, 1998

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                For the Year Ended October 31,
                                                                              ----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     1998       1997       1996       1995       1994
====================================================================================================================================
Per Share           Net asset value, beginning of year.....................   $  14.59   $  14.12   $  13.93   $  12.56   $  15.15
Operating                                                                     --------   --------   --------   --------   --------
Performance:        Investment income--net.................................       1.08       1.13       1.10       1.11       1.08
                    Realized and unrealized gain (loss) on investments--net        .26        .46        .18       1.37      (2.53)
                                                                              --------   --------   --------   --------   --------
                    Total from investment operations.......................       1.34       1.59       1.28       2.48      (1.45)
                                                                              --------   --------   --------   --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net...............................       (.84)      (.88)      (.85)      (.85)      (.87)
                      Realized gain on investments--net....................         --         --         --         --       (.08)
                                                                              --------   --------   --------   --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders ..........................................       (.84)      (.88)      (.85)      (.85)      (.95)
                                                                              --------   --------   --------   --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net.............................       (.24)      (.24)      (.24)      (.26)      (.18)
                        Realized gain on investments--net..................         --         --         --         --       (.01)
                                                                              --------   --------   --------   --------   --------
                    Total effect of Preferred Stock activity...............       (.24)      (.24)      (.24)      (.26)      (.19)
                                                                              --------   --------   --------   --------   --------
                    Net asset value, end of year...........................   $  14.85   $  14.59   $  14.12   $  13.93   $  12.56
                                                                              ========   ========   ========   ========   ========
                    Market price per share, end of year....................   $14.4375   $ 13.875   $ 12.625   $ 12.125   $ 10.375
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Total Investment    Based on market price per share........................      10.37%     17.32%     11.43%     25.68%    (23.56%)
Return:*                                                                      ========   ========   ========   ========   ========
                    Based on net asset value per share.....................       7.96%     10.31%      8.47%     19.27%    (10.67%)
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Ratios to Average   Expenses...............................................        .66%       .68%       .68%       .69%       .68%
Net Assets:**                                                                 ========   ========   ========   ========   ========
                    Investment income--net.................................       5.06%      5.30%      5.30%      5.55%      5.17%
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)....................................   $295,621   $290,345   $281,036   $277,230   $250,079
                                                                              ========   ========   ========   ========   ========
                    Preferred Stock outstanding, end of year (in thousands)   $135,000   $135,000   $135,000   $135,000   $135,000
                                                                              ========   ========   ========   ========   ========
                    Portfolio turnover.....................................     140.55%     57.80%     46.58%     95.62%    114.56%
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Leverage:           Asset coverage per $1,000..............................   $  3,190   $  3,151   $  3,082   $  3,054   $  2,852
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Dividends           Series A--Investment income--net.......................   $    897   $    880   $    898   $    967   $    644
Per Share on                                                                  ========   ========   ========   ========   ========
Preferred Stock     Series B--Investment income--net.......................   $    875   $    872   $    879   $    891   $    693
Outstanding:+                                                                 ========   ========   ========   ========   ========
                    Series C--Investment income--net.......................   $    869   $    869   $    886   $  1,070   $    634
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially


                                    12 & 13

                                        MuniVest Fund II, Inc., October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $578,625,957 and $587,618,146, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                 Realized             Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ...............           $9,035,426           $28,835,510
                                                ----------           -----------
Total ...............................           $9,035,426           $28,835,510
                                                ==========           ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $28,835,349, of which $30,127,566 related to appreciated securities and $1,292,217 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $386,044,511.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.36%; Series B, 3.39%; and Series C, 3.30%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $167,583 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carryforward of approximately $9,489,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070545 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVT

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16807--10/98

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